Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Subsequent Events
Subsequent Events

16. Subsequent Events

On November 8, 2021, Lemonade entered into a definitive agreement (“Agreement”) to acquire Metromile, Inc. (“Metromile’). Pursuant to the terms of the Agreement, the Company will acquire 100% of the equity of Metromile, through an all stock transaction that implies a fully diluted equity value of $500.0 million, or over $200.0 million net of cash (based upon the conversion ratio of 19 shares of Metromile for 1 share of Lemonade). The transaction is expected to close in the second quarter of 2022 subject to customary closing conditions, including stockholder approval of Metromile.

Metromile is a leading digital insurance platform in the United States with primary focus on data science on personalized auto insurance policies. Metromile also offers cloud-based software as a service that automates claims through its subsidiary.

23. Subsequent Events

Follow-on Offering

On January 11, 2021, Lemonade announced the offering of 3,000,000 shares of its common stock for sale in an underwritten public offering (the “Primary Offering”). Certain selling stockholders of Lemonade also offered 1,524,314 shares of Lemonade’s common stock for sale in the offering (the “Secondary Offering”, combined with the “Primary Offering”, the “Offering”). Lemonade also granted the underwriters a 30-day option to purchase up to an additional 678,647 shares of Lemonade’s common stock. On January 13, 2021, the Company announced the pricing at $165 per share and upsizing to 3,300,000 shares for the Primary Offering, 1,524,314 shares for the Secondary Offering and up to an additional 723,647 shares for the underwriters.

Lemonade intends to use the proceeds from the Primary Offering for general corporate purposes, and will not receive any proceeds from the sale of shares by the selling stockholders in the Secondary Offering. The Offering closed on January 19, 2021, subject to customary closing conditions. The Offering resulted in the issuance of 3,300,000 shares of its common stock, including exercise of the underwriters’ option to purchase additional shares, and generated net proceeds of $525.2 million, after deducting underwriting discounts and other offering costs, to the Company. On February 1, 2021, the underwriters exercised their option to purchase additional shares, which resulted in the issuance and sale of an additional 718,647 shares of common stock by us, and generated additional net proceeds of $114.6 million.

In connection with the Offering noted above, Lemonade Foundation sold 100,000 of the contributed shares of the Company as discussed in Note 19.

Share-pool increase in 2020 Plan and 2020 ESPP

On January 1, 2021, the 2020 Plan was increased by 2,838,412 shares, equal to 5% of the aggregate number of outstanding common stock as of December 31, 2020. In addition, the 2020 ESPP was increased by 567,682 shares, equal to 1% of the aggregate number of outstanding common stock as of December 31, 2020 (Refer to Note 16).